John Hancock Funds II
Supplement dated September 18, 2012
to the Class R2 Summary Prospectus dated March 1, 2012
John Hancock Global Absolute Return Strategies Fund
The following information supplements and supersedes any information to the contrary relating to John Hancock Global Absolute Return Strategies Fund (the “Fund”), a series of John Hancock Funds II, contained in the Summary Prospectus dated as noted above.
Effective immediately, David Millar is no longer a portfolio manager of the Fund. Euan Munro and Guy Stern will continue to serve as portfolio managers of the Fund. All references and information relating to David Millar are hereby deleted.
You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.